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                                 Exhibit 21.1
                      Subsidiaries of PTEK Holdings, Inc.


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SUBSIDIARY                                            JURISDICTION OF ORGANIZATION
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
American Teleconferencing Services, Ltd.                        Missouri
d/b/a Premiere Conferencing
d/b/a Premiere Technologies
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Comvave GmbH                                                     Germany
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Comwave UK, Ltd.                                             United Kingdom
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Connaught Commercial Services Limited                        United Kingdom
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EBIS Communications, Inc.                                        Georgia
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Intellivoice Communications, Inc.                               Delaware
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Orchestrate.com, Inc.                                            Georgia
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PCI Acquisition Corp.                                            Georgia
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Premiere Argentina Holding, L.L.C.                               Georgia
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Premiere Brazil Holdings, L.L.C.                                 Georgia
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Premiere Communications, Inc.                                    Florida
d/b/a Premiere Enhanced Calling
d/b/a Premiere Technologies
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Premiere Technologies (HK) Ltd.                                 Hong Kong
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Premiere Technologies (United Kingdom) Limited               United Kingdom
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PT Transtelindo Tritamo                                         Indonesia
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PTEK Communications (Italy) S.r.l.                                Italy
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PTEK Communications AG                                         Switzerland
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PTEK Communications and Data Services GmbH                       Austria
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PTEK Communications GmbH                                         Germany
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PTEK Communications Limited                                  United Kingdom
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PTEK Holdings GmbH                                               Germany
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PTEKVentures.com, Inc.                                           Nevada
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Swift Global Communications Hong Kong Ltd.                      Hong Kong
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Swift Global Communications, Inc.                               Delaware
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Swift Global International Ltd.                                 New York
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Transmit International Limited                               United Kingdom
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US Comwave Communications, Inc.                                 New York
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ViTel Bureau Services Limited                                United Kingdom
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ViTel International, Inc.                                       New York
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ViTel Limited                                                United Kingdom
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Voice-Tel Canada Limited                                         Canada
d/b/a Premiere Voice and Data Messaging
d/b/a Premiere Technologies
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Voice-Tel Enterprises, Inc.                                     Delaware
d/b/a Premiere Voice and Data Messaging
d/b/a Premiere Technologies
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Voice-Tel Pty Ltd.                                       Australia, New Zealand
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X Plus                                                           Germany
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Xpedite Global Communications Pte. Ltd.                         Singapore
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
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Xpedite International Pty Limited                               Australia
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Xpedite InternationalLimited                                   New Zealand
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Xpedite Malaysia Sdn Bhd                                        Malaysia
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Xpedite Scandinavia A/S Holding                                Scandinavia
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Xpedite Systems Canada, Inc.                                     Canada
d/b/a Premiere Document Distribution
d/b/a Premiere Technologies
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Xpedite Systems Holdings (UK) Limited                        United Kingdom
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Xpedite Systems Holdings S.A.R.L.                                France
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Xpedite Systems Japan, Inc.                                       Japan
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Xpedite Systems Korea Ltd.                                        Korea
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Xpedite Systems Limited                                      United Kingdom
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Xpedite Systems NV/SA                                            Belguim
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Xpedite Systems Participation E.U.R.L.                           France
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Xpedite Systems Worldwide, Inc.                                 Delaware
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Xpedite Systems, Inc.                                           Delaware
d/b/a Premiere Document Distribution
d/b/a Premiere Technologies
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Xpedite Systems, S.A.                                            France
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Xpedite Sytems Finance S.N.C.                                    France
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Xpedite Taiwan Ltd.                                              Taiwan
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